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                                              SCHEDULE A


Effective as of October 1, 2000, this schedule is hereby amended as follows:

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NAME OF SEPARATE ACCOUNT                    CONTRACTS FUNDED BY                 DESIGNATED PORTFOLIOS
AND DATE ESTABLISHED BY BOARD               SEPARATE ACCOUNT
OF DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Separate Account VA-K of Allmerica          Variable Annuities                  T. ROWE PRICE INTERNATIONAL SERIES, INC.
Financial Life Insurance and Annuity                                            --------------------------------------
Company                                                                         * T. Rowe Price International Stock
Established November 1, 1990                                                                            Portfolio

Allmerica Select Separate Account           Variable Annuities
of Allmerica Financial Life Insurance
and Annuity Company
Established November 1, 1990

Group VEL Separate Account of               Variable Life Insurance
Allmerica Financial Life Insurance
and Annuity Company
Established April 27, 1987

VEL II Account of Allmerica Financial       Variable Life Insurance
Life Insurance and Annuity Company
Established January 21, 1983

VEL III Account of Allmerica Financial      Variable Life Insurance
Life Insurance and Annuity Company
Established June 13, 1996

Select Account II of Allmerica Financial    Variable Life Insurance
Life Insurance and Annuity Company
Established June 13, 1996

Select Account III of Allmerica Financial   Variable Life Insurance
Life Insurance and Annuity Company
Established June 13, 1996

Inheiritage Account of Allmerica Financial Variable Life Insurance Life Insurance and Annuity Company
Established September 15, 1993

Group VEL Account of Allmerica              Variable Life Insurance
Financial Life Insurance and Annuity
Company
Established November 22, 1993



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Separate Account VA-K of                    Variable Annuities
Allmerica Financial Life Insurance and
Annuity Company
Established June 13, 1996

Separate Account SPL of Allmerica           Variable Life Insurance
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Fulcrum Variable Life Separate Account      Variable Life Insurance
of Allmerica Financial Life Insurance and
Annuity Company
Established June 13, 1996

Separate Account IMO of Allmerica           Variable Life Insurance
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Separate Account SPL-D of Allmerica         Variable Life Insurance
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Separate Account FUVUL of Allmerica         Variable Life Insurance
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Separate Account KG of Allmerica            Variable Annuities
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Separate Account KGC of Allmerica           Variable Annuities
Financial Life Insurance and Annuity
Company
Established June 13, 1996

Separate Account VA-P of Allmerica          Variable Annuities
Financial Life Insurance and Annuity
Company
Established June 13, 1996


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Fulcrum Separate Account of Allmerica                Variable Annuities
Financial Life Insurance and Annuity
Company
Established June 13, 1996

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IN WITNESS WHEREOF,  Allmerica Financial Life Insurance and Annuity Company,
T. Rowe Price Investment Services, Inc. and T. Rowe Price International Series, Inc. hereby amends this Schedule A in accordance with the Participation Agreement made and entered into as of the 1st day of May, 1995.

COMPANY:                          ALLMERICA FINANCIAL LIFE INSURANCE AND
                                  ANNUITY COMPANY

                                  By its authorized officer

                                  By:      /s/ Mark A. Hug___________________
                                  Name:    Mark A. Hug______________________
                                  Title:   _Chief Marketing Officer___________
                                  Date:    _December 14, 2000________________

FUND:                             T. ROWE PRICE INTERNATIONAL SERIES

                                  By its authorized officer

                                  By:      _/s/ Henry H. Hopkins______________
                                  Name:    _ Henry H. Hopkins ________________
                                  Title:   __Vice President___________________
                                  Date:    __December 12, 2000_______________

UNDERWRITER:                      T. ROWE PRICE INVESTMENT SERVICES, INC.

                                  By:      /s/ Darrell N. Braman_______________
                                  Name:    __ Darrell N. Braman ______________
                                  Title:   __Vice President__________________
                                  Date:    __December 12, 2000______________